SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only

☒ Definitive Proxy Statement	(as permitted by Rule 14a-6(e)(2))

☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

Peoples Community Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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☐ Fee paid previously with preliminary materials.

☐                      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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[Peoples Community Bancorp, Inc. Logo]

January 5, 2004

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Peoples Community Bancorp, Inc.  The meeting will be held at the Sharonville Convention Center located at 11355 Chester Road, Cincinnati, Ohio, on Wednesday, February 4, 2004 at 10:00 a.m., Eastern Time.

At the Annual Meeting, you will be asked to elect two (2) directors for a three-year term, adopt our 2004 Stock Option Plan, adopt our 2004 Recognition and Retention Plan and Trust Agreement and ratify the appointment of Grant Thornton LLP as our independent auditors for the year ending September 30, 2004.  Each of these matters is more fully described in the accompanying materials.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of Peoples Community Bancorp, Inc. is sincerely appreciated.

Very truly yours,

/s/ Jerry D. Williams
Jerry D. Williams
President and Chief Executive Officer

PEOPLES COMMUNITY BANCORP, INC.

6100 West Chester Road

West Chester, Ohio 45069

(513) 870-3530

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on February 4, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Peoples Community Bancorp, Inc. will be held at the Sharonville Convention Center located at 11355 Chester Road, Cincinnati, Ohio, on Wednesday, February 4, 2004 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

(1)                                  To elect two (2) directors for a three-year term expiring in 2007 and until their successors are elected and qualified;

(2)                                  To consider and approve the adoption of the 2004 Stock Option Plan;

(3)                                  To consider and approve the adoption of the 2004 Recognition and Retention Plan and Trust Agreement;

(4)                                  To ratify the appointment by the Audit Committee of the Board of Directors of Grant Thornton LLP as our independent auditors for the fiscal year ending September 30, 2004; and

(5)                                  To transact such other business as may properly come before the meeting or at any adjournment thereof.  We are not aware of any other such business.

Our stockholders of record as of December 24, 2003 are entitled to notice of and to vote at the Annual Meeting and at any adjournment of the Annual Meeting.  Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ John E. Rathkamp
John E. Rathkamp
Corporate Secretary

West Chester, Ohio
January 5, 2004

You are cordially invited to attend the Annual Meeting.  It is important that your shares be represented regardless of the number you own.  Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided.  If you attend the Annual Meeting, you may vote either in person or by proxy.  Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.

PEOPLES COMMUNITY BANCORP, INC.

PROXY STATEMENT

This Proxy Statement is furnished to holders of common stock of Peoples Community Bancorp, Inc., the parent holding company of Peoples Community Bank.  Proxies are being solicited on behalf of our Board of Directors to be used at the Annual Meeting of Stockholders to be held at the Sharonville Convention Center located at 11355 Chester Road, Cincinnati, Ohio, on Wednesday, February 4, 2004 at 10:00 a.m., Eastern Time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders.  This Proxy Statement is first being mailed to stockholders on or about January 5, 2004.

ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors, approval of the 2004 Stock Option Plan, approval of the 2004 Recognition and Retention Plan and Trust Agreement and ratification of our independent auditors.  In addition, management will report on the performance of Peoples Community Bancorp and respond to questions from stockholders.

Who is entitled to vote?

Only our stockholders of record as of the close of business on the record date for the meeting, December 24, 2003, are entitled to vote at the meeting.  On the record date, we had 2,522,088 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted.  Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the Annual Meeting.

Why is my vote important?

The 2004 Stock Option Plan and 2004 Recognition Plan must be adopted by a majority of the outstanding shares of Peoples Community Bancorp common stock entitled to vote at the Annual Meeting.  If you do not return your proxy form or vote in person at the Annual Meeting or if you mark “Abstain,” it will have the same effect as a vote against the 2004 Stock Option Plan and 2004 Recognition Plan.

If my shares are held in street name by my broker, could my broker automatically vote my shares for me?

No.  Your broker will not be able to vote your shares on the 2004 Stock Option Plan or 2004 Recognition Plan without instructions from you.  You should instruct your broker to vote your shares, following the directions your broker provides.  Your broker may vote in his or her discretion on the election of directors and ratification of the auditors if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

Yes.  All stockholders are invited to attend the Annual Meeting.  Stockholders of record can vote in person at the Annual Meeting.  If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

Can I change my vote after I return my proxy card?

Yes.  If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•                                          First, you may send a written notice to the Secretary of Peoples Community Bancorp, Mr. John E. Rathkamp, Corporate Secretary, Peoples Community Bancorp, Inc., P.O. Box 1130, West Chester, Ohio 45071, stating that you would like to revoke your proxy.

•                                          Second, you may complete and submit a new proxy form.  Any earlier proxies will be revoked automatically.

•                                          Third, you may attend the Annual Meeting and vote in person.  Any earlier proxy will be revoked.  However, attending the Annual Meeting without voting in person will not revoke your proxy.

If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein, FOR the adoption of the 2004 Stock Option Plan, FOR the adoption of the 2004 Recognition and Retention Plan and Trust Agreement and FOR ratification of the appointment of Grant Thornton LLP for fiscal 2004.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast with a quorum (a majority of the outstanding shares entitled to vote represented in person or by proxy) present.  The two persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the Annual Meeting will be elected directors.  The affirmative vote of a majority of the total votes eligible to be cast at the Annual Meeting is required for approval of the proposals to adopt the 2004 Stock Option Plan, adopt the 2004 Recognition Plan and ratify the appointment of the independent auditors.  Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors.  Under rules of the New York Stock Exchange, the proposals to elect directors and ratify to the appointment of the independent auditors are considered “discretionary” items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.  Abstentions will have the effect of a vote against the proposal to ratify the appointment of the independent auditors.  The proposals to approve the 2004 Stock Option Plan and 2004 Recognition Plan are considered “non-discretionary” items upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there may be “broker non-votes” at the meeting.  Because of the required vote, abstentions and broker non-votes will have the same effect as a vote against the proposal to approve both the 2004 Stock Option Plan and the 2004 Recognition Plan.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

Our Articles of Incorporation provide that the Board of Directors is divided into three classes as nearly equal in number as possible.  The directors are elected by our stockholders for staggered terms, or until their successors are elected and qualified.  A majority of the members of our Board of Directors are independent based on an assessment of each member’s qualifications by the board, taking into consideration the Nasdaq National Market’s requirements for independence.  The Board of Directors has concluded that Messrs.  Buchanan, Hasselbring, Hawke, Nelson and Van DeGrift do not have any material relationships with Peoples that would impair their independence.

At the Annual Meeting, you will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2007 and until their successors are elected and qualified.  No nominee for director is related to any other director or executive officer by blood, marriage or adoption.  You are not permitted to use cumulative voting for the election of directors.  Each nominee currently serves as a director of Peoples Community Bancorp and Peoples Community Bank.

Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, we know of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director of Peoples Community Bancorp and directors whose terms are continuing, including tenure as a director.  Ages are reflected as of September 30, 2003.

NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2007

Name	Age	Position with Peoples Community Bancorp and Principal Occupation During the Past Five Years	Director of Peoples Community Bancorp Since

Paul E. Hasselbring	79	Director and Chairman of the Board; Chairman of the Board of Peoples Community Bank since 1990; and Director of Peoples Community Bank since 1967. Currently, part-time at King, Hasselbring & Assoc. since November 1996. Previously, senior partner with Hasselbring & Assoc., an engineering firm located in Lebanon, Ohio from 1951 to 1996.	2000

John E. Rathkamp	60	Director, Chief Lending Officer and Corporate Secretary of Peoples Community Bancorp and Peoples Community Bank since 2000. Prior thereto, at Harvest Home Savings Bank located in Cheviot, Ohio: President since 1991; Secretary and Managing Officer since 1976; Director since 1971; and President of Harvest Home Financial Corporation.	2000

The Board of Directors recommends that you vote FOR the election of the nominees for director.

Directors Whose Terms Are Continuing

DIRECTORS WITH A TERM EXPIRING IN 2005

Name	Age	Position with Peoples Community Bancorp and Principal Occupation During the Past Five Years	Director of Peoples Community Bancorp Since

Donald L. Hawke	71	Director; Director of Peoples Community Bank since 1987. Retired.	2000

James R. Van DeGrift	64	Director; Director of Peoples Community Bank since 1994. Trustee of Turtlecreek Township in Lebanon, Ohio since 1992. Previously, athletic director and a teacher at Lebanon High School.	2000

Thomas J. Noe	43	Director, Executive Vice President and Treasurer of Peoples Community Bancorp and Peoples Community Bank since 2002; previously, Chief Financial Officer and Treasurer since 2000. Prior thereto, Managing Officer of The Oakley Improved Building and Loan Company in Cincinnati, Ohio, between August 1999 and March 2000. Between January 1994 and May 1999, Mr. Noe served as the Chief Financial Officer for Enterprise Federal Bancorp, Inc., a unitary savings and loan holding company for Enterprise Federal Savings Bank, West Chester, Ohio.	2000

DIRECTORS WITH A TERM EXPIRING IN 2006

Name	Age	Position with Peoples Community Bancorp and Principal Occupation During the Past Five Years	Director of Peoples Community Bancorp Since

Jerry D. Williams	54	Director, President and Chief Executive Officer of Peoples Community Bancorp; President and Chief Executive Officer of Peoples Community Bank since June 1998; Director of Peoples Community Bank since 1980. Previously served as Managing Officer and Chief Executive Officer from 1979 to 1998.	2000

John L. Buchanan	54	Director; Director of Peoples Community Bank since 1996. President of Buchanan’s Power Equipment Center, Inc., a John Deere dealership located in Lebanon, Ohio which he has operated since 1971.	2000

Nicholas N. Nelson	57	Director; Director of Peoples Community Bank since 1990. County Auditor for Warren County, Ohio, serving in such position since March 1987.	2000

Director Nominations; Meetings of the Board of Directors of Peoples Community Bancorp

Nominations for director of Peoples Community Bancorp are made by the independent members of our Board of Directors.  During the fiscal year ended September 30, 2003, the Board of Directors of Peoples Community Bancorp met seven times.  During fiscal 2004, the Board of Directors intends to hold separate executive sessions of solely independent directors in accordance with the listing requirements of the Nasdaq National Market.  No director of Peoples Community Bancorp attended fewer than 75% of the aggregate of the total number of board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the board on which he served during the periods that he served, other than Mr. Noe who attended four meetings of the Board of Peoples Community Bancorp.

The primary business of Peoples Community Bancorp is conducted by Peoples Community Bank.  Peoples Community Bank has also established an Executive Committee on which all the members of the Board of Directors serve on a semi-annual basis.  Mr. Williams, however, serves on the Executive Committee for the entire year.  The Executive Committee met five times during fiscal 2003.  The Board of Directors of Peoples Community Bank met 21 times during fiscal 2003.  No directors of Peoples Community Bank attended fewer than 75% of the aggregate total number of Board and Committee meetings.

Stockholder Nominations

Article IV, Section 4.14 of Peoples Community Bancorp’s Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or a committee appointed by the board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section.  Stockholder nominations must be made pursuant to timely notice in writing to the secretary of Peoples Community Bancorp.  Generally, to be timely, a stockholder’s notice must be made in writing and delivered to the Corporate Secretary of Peoples Community Bancorp not later than 120 days prior to the anniversary date of the mailing of proxy materials in connection with the preceding annual meeting of stockholders of Peoples Community Bancorp.  In connection with this Annual Meeting, any such nomination by a stockholder must have been delivered or received no later than the close of business on September 29, 2003.  Peoples Community Bancorp did not receive any nominations.

Directors’ Compensation

During the fiscal year ended September 30, 2003, each member of the Board of Directors of Peoples Community Bank was paid $1,500 per month.  Board members were not paid separate compensation for meetings of Peoples Community Bancorp or committee meetings.

Peoples Community Bank maintains an unfunded, non-qualified, deferred compensation arrangement to provide retirement benefits to its Board of Directors.  The benefits are based on years of service and director compensation during the year preceding retirement.  The plan also provides for death benefit payments to a surviving spouse, beneficiaries or the estate of the director.  Peoples Community Bank has elected not to establish a trust for the holding or investing of assets.  Pension accruals for the plan are not deductible for federal income tax purposes until benefits are paid.  Accruals are intended to provide not only for the benefits attributed to service to date but also for those expected to be earned in the future.

Executive Officers Who Are Not Directors

Set forth below is information with respect to the principal occupations during the last five years for the four executive officers of Peoples Community Bancorp and Peoples Community Bank who do not serve as directors of Peoples Community Bancorp.  Ages are reflected as of September 30, 2003.

Name	Age	Principal Occupation During the Past Five Years

Jerry Boate	60	Has served as Senior Vice President of Peoples Community Bancorp and Peoples Community Bank since May 2000. Previously, Mr. Boate was Executive Vice President of SunTrust Bank, Miami, Florida.

Dennis J. Slattery	51

Currently serves as Senior Vice President of Peoples Community Bancorp and Peoples Community Bank.  Previously, Mr. Slattery was the Executive Vice President and Treasurer of Harvest Home Financial Corporation, Cheviot, Ohio.

Teresa O’Quinn	44

Has served as Senior Vice President and Chief Financial Officer of Peoples Community Bancorp and Peoples Community Bank since September 2002; previously, Vice President since 2000.  Prior thereto, Ms. O’Quinn was Vice President of Harvest Home Savings Bank, Cheviot, Ohio.

Lori M. Henn	40

Currently serves as Senior Vice President of Peoples Community Bancorp and Peoples Community Bank, since June 2003, and as compliance officer of Peoples Community Bank since 2000; previously, First Vice President of Peoples Community Bancorp and Peoples Community Bank.

Committees of the Board of Directors

The Board of Directors of Peoples Community Bancorp has established an Audit Committee and Peoples Community Bank has established a Compensation and Benefits Committee.  Nominations for director of Peoples Community Bancorp are made by the independent members of our Board of Directors.

Audit Committee.  The audit committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Form 10-K, reviews the quarterly Form 10-Qs and monitors Peoples Community Bancorp’s adherence in accounting and financial reporting to generally accepted accounting principles.  The audit committee currently consists of Messrs. Hasselbring, Hawke, Nelson, Van DeGrift and Buchanan.

All of the members of the audit committee are independent as determined by our Board of Directors and as defined in Nasdaq’s listing standards and rules and regulations of the SEC.  The audit committee meets on an as needed basis and met four times in fiscal 2003.  On May 12, 2000, the Board of Directors adopted an audit committee charter which was attached as Appendix A to Peoples Community Bancorp’s proxy statement for the 2002 Annual Meeting of Stockholders.

The Board of Directors has determined that Mr. Nelson, a member of the Audit Committee, meets the requirements recently adopted by the Securities and Exchange Commission for qualification as an audit committee financial expert.  An audit committee financial expert is defined as a person who has the following attributes:  (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting;  and  (v) an understanding of audit committee functions.

The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such identification.  Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the Securities and Exchange Commission does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors.  Finally, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for purposes of Section 11 of the Securities Act of 1933.

Compensation Committee.  It is the responsibility of the Compensation and Benefits Committee of the Board of Directors of Peoples Community Bank to institute a program which effectively provides incentive for executive management to lead Peoples Community Bank and Peoples Community Bancorp to their full potential.  In fiscal 2003, directors appointed to this committee were Messrs. Hasselbring, Hawke, Nelson, Van DeGrift and Buchanan.  All the current members of the committee are independent members of our Board of Directors as defined in the Nasdaq’s listing standards.  The Compensation and Benefits Committee met three times in fiscal 2003.  The report of the Compensation and Benefits Committee with respect to compensation and benefits for the President and Chief Executive Officer and all other executive officers is set forth below on pages 12 and 13.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation and Benefits Committee is a current officer or employee of Peoples Community Bancorp, Peoples Community Bank or any of its subsidiaries.

PERFORMANCE GRAPH

The following graph represents $100 invested in our common stock at the $11.4375 closing price of the common stock on the Nasdaq National Market on March 30, 2000, the date it commenced trading on the Nasdaq.  The graph demonstrates comparison of the cumulative total returns for the common stock of Peoples Community Bancorp, the NASDAQ Composite Index and the SNL Thrift Index for the period commencing on March 30, 2000, the day the common stock began trading on the Nasdaq,  to the close of trading on September 30, 2003.

Peoples Community Bancorp, Inc.

	Period Ending
Index	03/30/00	09/30/00	09/30/01	09/30/02	09/30/02
Peoples Community Bancorp, Inc.	$100.00	$104.91	$135.51	$203.27	$201.08
NASDAQ	100.00	82.12	33.62	26.40	40.43
SNL $500M - $1B Thrift Index	100.00	120.36	159.90	218.99	315.39

*                                         Source: SNL Financial, LC

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation paid by Peoples Community Bancorp (including amounts deferred to future periods by the officers) for services rendered in all capacities during the fiscal years ended September 30, 2003, 2002 and 2001 to the President and Chief Executive Officer and the next four highest paid officers of Peoples Community Bancorp whose salary plus bonus exceeded $100,000 during fiscal 2003.

				Long Term Compensation
				Awards
		Annual Compensation(1)		Restricted	Securities
Name and Principal Position	Fiscal Year	Salary(2)	Bonus	Stock Awards(3)(4)	Underlying Options	All Other Compensation
Jerry D. Williams	2003	$146,769	$32,400	$20,434	2,043	$25,622	(5)
President and	2002	124,917	25,875	22,984	2,638	30,434
Chief Executive Officer	2001	116,133	20,000	18,802	3,119	22,723

Thomas J. Noe	2003	$130,077	$27,450	$15,302	1,532	$21,482	(5)
Executive Vice President	2002	105,681	19,400	17,233	1,978	24,529
and Treasurer	2001	90,990	15,000	14,098	2,339	16,802

John E. Rathkamp	2003	$114,385	$24,300	$15,302	1,532	$18,515	(5)
Senior Vice President	2002	98,182	19,400	17,233	1,978	22,831
and Secretary	2001	92,343	11,250	9,394	1,559	16,151

Jerry Boate	2003	$96,385	$24,300	$15,302	1,532	$18,791	(5)
Senior Vice President	2002	80,719	15,000	17,233	1,978	21,925
	2001	75,264	15,000	9,394	1,559	13,795

Dennis J. Slattery	2003	$96,385	$24,300	$15,302	1,532	$18,676	(5)
Senior Vice President	2002	80,257	19,400	17,233	1,978	22,831
	2001	75,844	15,000	14,098	2,339	17,422

(1)                                  We provide miscellaneous benefits to the named executive officers.  The costs of providing such benefits during the year ended September 30, 2003 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for each of such individuals.

(2)                                  Salary for Messrs. Williams, Noe and Rathkamp includes directors’ fees of $18,000 in fiscal 2003, 2002 and 2001.

(3)                                  Reflects the value of shares of restricted stock on the date of grant awarded pursuant to the 2001 Recognition and Retention Plan.  Such restricted stock vests at a rate of 20% per year from the date of the grant.

(4)                                  As of September 30, 2003, Messrs. Williams, Noe, Rathkamp, Boate and Slattery had 2,593, 1,942, 1,741, 1,741 and 1,942 shares of unearned restricted stock, respectively, pursuant to the 2001 Recognition and Retention Plan, which had fair market values of $59,639, $44,666, $40,043, $40,043 and $44,666, respectively.

(5)                                  Represents the fair market value on September 30, 2003 of a share of common stock ($23.00), the date the shares were allocated, multiplied by the 1,114, 934, 805, 817 and 812 shares allocated to the Employee Stock Ownership Plan (“ESOP”) accounts of Messrs. Williams, Noe, Rathkamp, Boate and Slattery, respectively, during fiscal 2003.

Employment Agreements

In connection with the conversion of Peoples Community Bank in March 2000, Peoples Community Bancorp and Peoples Community Bank, as employers, entered into employment agreements with each of Messrs. Jerry D. Williams, Thomas J. Noe, John E. Rathkamp and Dennis J. Slattery and Ms. Teresa O’Quinn.  The employers agreed to employ Mr. Williams as President and Chief Executive Officer, Mr. Noe as Chief Financial Officer, Mr. Rathkamp as Chief Lending Officer, Mr. Slattery as Chief Operating Officer and Ms. O’Quinn as Vice President,  in each case for a term of three years. Mr. Noe’s title has subsequently been changed to Executive Vice President and Treasurer.  Ms. O’Quinn is presently the Chief Financial Officer of Peoples Community Bancorp and Peoples Community Bank.  The agreements provided that Messrs. Williams, Noe, Rathkamp and Slattery would initially be paid salary levels of $100,000, $75,000, $75,000 and $75,000, respectively, and Ms. O’Quinn, a salary of $60,000.  The executives’ compensation and expenses will be paid by Peoples Community Bancorp and Peoples Community Bank in the same proportion as the time and services actually expended by the executives on behalf of each employer.  The employment agreements will be reviewed annually.  The term of the executives’ employment agreements will be extended each year for a successive additional one-year period upon the approval of the employers’ boards of directors, unless either party elects, not less than 60 days prior to the annual anniversary date, not to extend the employment term.

Each of the employment agreements is terminable with or without cause by the employers.  The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the employers for cause, disability or retirement.  The agreements provide for certain benefits in the event of the executive’s death.  In the event that:

(1)                                  either executive terminates his or her employment because the employers either fail to comply with any material provision of the employment agreement or change the executive’s title or duties, or

(2)                                  the employment agreement is terminated by the employers other than for cause, disability, retirement or death or by the executive as a result of certain adverse actions which are taken with respect to the executive’s employment following a change in control of Peoples Community Bancorp, as defined, then the executive will be entitled to a cash severance amount equal to three times his or her average annual compensation for the last five calendar years (or such shorter period that he has worked with Peoples Community Bank), plus the continuation of certain miscellaneous fringe benefits, subject to reduction pursuant to Section 280G of the Internal Revenue Code as set forth below in the event of a change in control.

A change in control is generally defined in the employment agreements to include any change in control of Peoples Community Bancorp required to be reported under the federal securities laws, as well as (1) the acquisition by any person of 20% or more of Peoples Community Bancorp’s outstanding voting securities and (2) a change in a majority of the directors of Peoples Community Bancorp during any three-year period without the approval of at least two-thirds of the persons who were directors of Peoples Community Bancorp at the beginning of such period.

Each employment agreement provides that, in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits shall be reduced by the minimum necessary to result in the payments not exceeding three times the recipient’s average annual compensation from the employers which was includable in the recipient’s gross income during the most recent five taxable years.  As a result, none of the severance payments will be subject to a 20% excise tax, and the employers will be able to deduct such payments as compensation expense for federal income tax purposes.

Change in Control Agreement

Peoples Community Bancorp and Peoples Community Bank entered into a one-year change in control agreement with Jerry Boate, who is not otherwise covered by an employment contract, in March 2002.  Commencing on the first anniversary date and continuing on each anniversary thereafter, his change in control agreement may be renewed by the Board of Directors for an additional year.  The Board of Directors renewed Mr. Boate’s agreement in March 2003.  The agreement provides that in the event of his voluntary or involuntary termination following a change in control of Peoples Community Bancorp, Mr. Boate would be entitled to receive a severance payment equal to one times his average annual compensation for the five most recent taxable years.

Although the above-described employment agreements and change in control agreement could increase the cost of any acquisition of control, Peoples Community Bancorp and Peoples Community Bank do not believe that the terms of the employment agreements or change in control agreement would have a significant anti-takeover effect.

Equity Compensation Plan Information

The following table sets forth certain information for all equity compensation plans and individual compensation arrangements (whether with employees or non-employees, such as directors), in effect as of September 30, 2003.

Plan Category	Number of Shares to be issued upon the Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance (Excluding Shares Reflected in the First Column)
Equity Compensation Plans Approved by Security Holders	184,962	$16.75	115,929
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	184,962		115,929

(1)                                  Includes shares granted to directors, officers and employees as of September 30, 2003.

Stock Options

Stock Option Grants During Fiscal Year 2003

The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to stock options granted during fiscal 2003.

	Individual Grants				Potential Realizable Value
	Number of	Percent of Total			at Assumed Annual Rates of
	Securities	Options Granted	Exercise		Stock Price Appreciation for
	Underlying	to Employees in	Price	Expiration	Option Term(2)
Name	Options Granted	Fiscal Year	($/Sh)(1)	Date	5%	10%
Jerry D. Williams	2,043	7.7%	$23.22	6/27/13	$29,828	$75,611
Thomas J. Noe	1,532	5.8	23.22	6/27/13	22,367	56,699
John E. Rathkamp	1,532	5.8	23.22	6/27/13	22,367	56,699
Jerry Boate	1,532	5.8	23.22	6/27/13	22,367	56,699
Dennis J. Slattery	1,532	5.8	23.22	6/27/13	22,367	56,699

(1)                                  The exercise price was based on Peoples Community Bancorp’s market price of the common stock on the date of the grant.

(Footnotes continue on following page)

(2)                                  Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term.  These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date.  The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares.  The actual gains, if any, on the exercise of stock options will depend, in part, on the future performance of the common stock, the option holder’s continued employment throughout the option period, and the date on which the options are exercised.

Fiscal Year-end Option Values

The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to the number of options held at the end of the fiscal year ended September 30, 2003 and the value with respect thereto.

	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In The Money Options at Fiscal Year End(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Jerry D. Williams	1,776	6,024	$12,684	$22,642
Thomas J. Noe	1,332	4,517	9,513	16,977
John E. Rathkamp	1,020	4,049	6,705	12,766
Jerry Boate	1,020	4,049	6,705	12,766
Dennis J. Slattery	1,332	4,517	9,513	16,978

(1)                                  Calculated by determining the difference between the fair market value of a share of the common stock underlying the options at September 30, 2003 ($23.00) and the exercise price of the options.

Transactions With Certain Related Persons

Peoples Community Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans.  These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons.  It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as Peoples Community Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE

The Compensation and Benefits Committee’s principal responsibility is to assist Peoples Community Bancorp and Peoples Community Bank by implementing and overseeing a plan that provides incentive for executive management to help ensure Peoples Community Bancorp reaches its full potential.  Efforts include assistance in recruiting and retaining qualified management, motivating its executives to achieve goals as outlined in Peoples Community Bancorp’s business plan, and ensuring that appropriate executive compensation is aligned with Peoples Community Bancorp’s overall objective of enhancing stockholder value.

The Compensation and Benefits Committee considered a number of factors in establishing base salary levels for Peoples Community Bancorp’s and Peoples Community Bank’s senior officers, focusing on the financial performance of Peoples Community Bancorp, including net income and various financial ratios.  A performance evaluation is conducted for all employees of Peoples Community Bancorp and Peoples Community Bank from which a performance rating is derived that is used to determine an employee’s, including the senior officers’, salary and bonus as well as stock option or recognition plan compensation.  The Compensation and Benefits Committee reviews and approves such salary increases and bonuses as recommended by the senior officers for Peoples Community Bank’s officers and employees.

Mr. Williams’ base salary increased 25.0% and his bonus increased 25.2% during the fiscal year 2003.  The Compensation and Benefits Committee also provided for an average 27.5% salary increase for the other senior officers.  All issues pertaining to executive compensation are submitted to the full Board of Directors for their approval.  No officer or employee participated in the review of his or her respective compensation.

The Compensation and Benefits Committee will look to use the 2004 Stock Option Plan and the 2004 Recognition and Retention Plan and Trust Agreement being presented to stockholders at the Annual Meeting, to provide long-term incentive structures to align the executive officers’ interests with those of stockholders and provide economic rewards commensurate with executive officers’ performance.

Paul E. Hasselbring	Nicholas N. Nelson
Donald L. Hawke	James R. Van DeGrift
John L. Buchanan

BENEFICIAL OWNERSHIP OF COMMON STOCK
BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 24, 2003, the voting record date, certain information as to Peoples Community Bancorp common stock beneficially owned by (i) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act, who or which was known to Peoples Community Bancorp to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors of Peoples Community Bancorp, (iii) certain executive officers of Peoples Community Bancorp; and (iv) all directors and executive officers of Peoples Community Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of December 24, 2003(1)		Percent of Company common stock

Directors:
Paul E. Hasselbring	32,258	(2)(3)	1.4%
Jerry D. Williams	90,222	(4)	3.6%
John L. Buchanan	37,258	(2)(5)	1.5%
Donald L. Hawke	20,258	(2)	*
Nicholas N. Nelson	16,258	(2)(6)	*
James R. Van DeGrift	25,358	(2)(7)	1.0%
Thomas J. Noe	154,310	(8)	6.1%
John E. Rathkamp	31,232	(9)	1.2%

Other Named Executive Officers:
Jerry Boate	11,110	(10)	*
Dennis J. Slattery	24,685	(11)	1.0%

All Directors and Executive Officers of the Company as a group (12 persons)	467,584		18.4%

*                                         Represents less than 1% of the outstanding stock.

(1)                                  Based upon filings made pursuant to the Securities Exchange Act and information provided by each of the individuals.  Shares of Company common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)                                  Includes options to purchase 3,676 shares of Peoples Community Bancorp’s common stock for each of Messrs. Hasselbring, Buchanan, Hawke, Nelson and Van DeGrift which may be exercised within 60 days of the voting record date.

(3)                                  Includes 30,000 shares held in the Paul E. Hasselbring Trust.

(4)                                  Includes 27,300 shares held in Mr. Williams’ Individual Retirement Account, 4,500 shares held by Mr. Williams for the benefit of his daughter, 4,918 shares which have been allocated to Mr. Williams’ account in the ESOP and options to purchase 1,776 shares of Peoples Community Bancorp’s common stock which may be exercised within 60 days of the voting record date.

(5)                                  Includes 5,400 shares held in Mr. Buchanan’s Individual Retirement Account, 4,100 shares held by Mr. Buchanan’s spouse in her Individual Retirement Account, 20,500 shares held in the Buchanan Family Trust and 2,000 shares held by Buchanan’s Power Equipment Center, Inc. a company of which Mr. Buchanan is the president.

(6)                                  Includes 11,000 shares held jointly with Mr. Nelson’s wife and 500 shares held jointly with Mr. Nelson’s son.

(7)                                  Includes 20,000 shares held jointly with Mr. Van DeGrift’s wife and 100 shares held by Mr. Van DeGrift for the benefit of his grandchildren.

(8)                                  Includes 54,395 shares held in Mr. Noe’s Individual Retirement Account, 7,000 shares held by Mr. Noe’s spouse, 3,860 shares which have been allocated to Mr. Noe’s account in the ESOP and options to purchase 1,332 shares of Peoples Community Bancorp’s common stock which may be exercised within 60 days of the voting record date.

(9)                                  Includes 16,859 shares held in Mr. Rathkamp’s Individual Retirement Account, 1,800 shares held by Mr. Rathkamp’s spouse in her Individual Retirement Account, 3,558 shares which have been allocated to Mr. Rathkamp’s account in the ESOP and options to purchase 1,020 shares of Peoples Community Bancorp’s common stock which may be exercised within 60 days of the voting record date.

(10)                            Includes 7,440 shares held in Mr. Boate’s Individual Retirement Account, 2,650 shares which have been allocated to Mr. Boate’s account in the ESOP and options to purchase 1,020 shares of Peoples Community Bancorp’s common stock which may be exercised within 60 days of the voting record date.

(11)                            Includes 1,800 shares held jointly with Mr. Slattery’s wife, 180 shares held jointly with Mr. Slattery’s child, 13,932 shares held in Mr. Slattery’s Individual Retirement Account, 3,592 shares which have been allocated to Mr. Slattery’s account in the ESOP and options to purchase 1,332 shares of Peoples Community Bancorp’s common stock which may be exercised within 60 days of the voting record date.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”) requires Peoples Community Bancorp’s officers and directors, and persons who own more than 10% of Peoples Community Bancorp’s common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish Peoples Community Bancorp with copies of all Section 16(a) forms they file.  Peoples Community Bancorp knows of no person who owns 10% or more of Peoples Community Bancorp’s common stock.

Based solely on review of the copies of such forms furnished to Peoples Community Bancorp, or written representations from its officers and directors, Peoples Community Bancorp believes that during, and with respect to, the fiscal year ended September 30, 2003, Peoples Community Bancorp’s officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act.

PROPOSAL TO ADOPT THE 2004 STOCK OPTION PLAN

General

On December 23, 2003, the Board of Directors adopted the 2004 Stock Option Plan which is designed to attract and retain qualified officers and other employees, provide officers and other employees with a proprietary interest in Peoples Community Bancorp as an incentive to contribute to our success and reward officers and other employees for outstanding performance.  In addition, the 2004 Stock Option Plan was adopted to provide a broader benefit package to an expanded employee base as a result of our recent and anticipated growth.  The 2004 Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code and non-qualified or compensatory stock options (the incentive stock options and the non-qualified (compensatory) options are together called, the “options”).  Options will be available for grant to officers, employees and directors of Peoples Community Bancorp and any subsidiary except that non-employee directors will be eligible to receive only awards of non-qualified options.  The Board of Directors believes that the 2004 Stock Option Plan is in the best interest of Peoples Community Bancorp and our shareholders.  If shareholder approval is obtained, options to acquire shares of common stock will be awarded to officers, employees and directors of Peoples Community Bancorp and Peoples Community Bank with an exercise price equal to the fair market value of the common stock on the date of grant.

Description of the 2004 Stock Option Plan

The following description of the 2004 Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the 2004 Stock Option Plan, a copy of which is attached hereto as Appendix A.

Administration.  The 2004 Stock Option Plan will be administered and interpreted by a committee of the Board of Directors that is comprised solely of two or more non-employee directors of Peoples Community Bancorp.

Stock Options.  Under the 2004 Stock Option Plan, the Board of Directors or the committee will determine which employees, including officers, and non-employee directors (including directors emeritus and advisory directors) will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of common stock.  Under the 2004 Stock Option Plan, the per share exercise price of both an incentive and a compensatory stock option must at least equal the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to individuals who beneficially own 10% or more of Peoples Community Bancorp common stock shareholders).

Under the 2004 Stock Option Plan, options will become vested and exercisable at the rate of 20% per year over five years, commencing one year from the date of grant.  The right to exercise will be cumulative.  However, no vesting may occur on or after a participant’s employment or service with Peoples Community Bancorp or any of our subsidiaries is terminated for any reason other than his death, disability or retirement.  Unless the committee or Board of Directors specifies otherwise at the time an option is granted, all options granted to participants will become vested and exercisable in full on the date an optionee terminates his employment or service with Peoples Community Bancorp or a subsidiary company because of his death, disability or retirement.  In addition, all stock options will become vested and exercisable in full as of the effective date of our change in control.

Each stock option or portion thereof will be exercisable at any time on or after it vests and is exercisable until the earlier of either:  (1) ten years after its date of grant or (2) six months after the date on which the optionee’s employment or service terminates, unless extended by the committee or the Board of Directors for a period of up to three years from such termination.  Unless stated otherwise at the time an option is granted, (a) if an optionee terminates his employment or service with Peoples Community Bancorp or a subsidiary company as a result of disability or retirement without having fully exercised his options, the optionee will have three years following his termination due to disability or retirement to exercise such options, and (b) if an optionee terminates his employment or service with Peoples Community Bancorp following a change in control of Peoples Community Bancorp without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option.  However, failure to exercise incentive stock options within three months after the date on which the optionee’s employment terminates may result in adverse tax consequences to the optionee.  If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee’s executors, administrators, legatees or distributees of his estate will have the right to exercise such options during the one year period following his death.  In no event may any option be exercisable more than ten years from the date it was granted.

Stock options generally are non-transferable except by will or the laws of descent and distribution, and during an optionee’s lifetime, may be exercisable only by the optionee or his guardian or legal representative.  However, an optionee who holds non-qualified options may transfer such options to his or her immediate family, including the optionee’s spouse, children, step children, parents, grandchildren and great grandchildren, or to a duly established trust for the benefit of one or more of these individuals.  Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred will be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

Payment for shares purchased upon the exercise of options may be made (a) in cash or by check, (b) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to Peoples Community Bancorp the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations or (c) if permitted by the committee or the Board of Directors, by delivering shares of common stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total purchase price of the shares being acquired pursuant to the option, by withholding some of the shares of common stock which are being purchased upon exercise of an option, or any combination of the foregoing.  With respect to subclause (c) in the preceding sentence, the shares of common stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by Peoples Community Bancorp pursuant to a plan thereof, in each case more than six months prior to the exercise date of the option, or one year in the case of previously exercised incentive stock options.

If the fair market value of a share of common stock at the time of exercise is greater than the exercise price per share, paying the exercise price using shares of already owned Peoples Community Bancorp common stock would enable the optionee to acquire a number of shares of common stock upon exercise of the option, which is greater than the number of shares delivered as payment for the exercise price.  In addition, an optionee can exercise his or her option in whole or in part and then deliver the shares acquired upon such exercise (if permitted by the committee or the Board of Directors) as payment for the exercise price of all or part of his options.  Again, if the fair market value of a share of common stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to either (a) reduce the amount of cash required to receive a fixed number of shares upon exercise of the option or (b) receive a greater number of shares upon exercise of the option for the same amount of cash that would have otherwise been used.  Because options may be exercised in part from time to time, the ability to deliver common stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a large number of shares.

Number of Shares Covered by the 2004 Stock Option Plan.  A total of 150,000 shares of common stock have been reserved for future issuance pursuant to the 2004 Stock Option Plan.  In the event of a stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock under the 2004 Stock Option Plan, the number of shares to which any option grant relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding or such capital adjustment.

Term of the 2004 Stock Option Plan.  Unless sooner terminated, the 2004 Stock Option Plan shall continue in effect for a period of ten years from December 23, 2003 assuming approval of the 2004 Stock Option Plan by our stockholders.  Termination of the 2004 Stock Option Plan shall not affect any previously granted options.

Federal Income Tax Consequences.  Under current provisions of the Internal Revenue Code, the federal income tax treatment of incentive stock options and compensatory stock options is different.  As regards incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to Peoples Community Bancorp at any time as a result of such grant or exercise.  With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and Peoples Community Bancorp will be entitled to a deduction in the amount of income so recognized by the optionee.

Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers (“covered executives”).  Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation.  In order for compensation to qualify for this exception:  (a) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (b) the performance goal must be established by a Compensation and Benefits Committee consisting solely of two or more outside directors, as defined; (c) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to, and approved by, shareholders in a separate vote prior to payment; and (d) prior to payment, the Compensation and Benefits Committee must certify that the performance goals and any other material terms were in fact satisfied (the “certification requirement”).

Treasury regulations provide that compensation attributable to a stock option is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if:  (a) the grant is made by a Compensation and Benefits Committee consisting solely of two or more outside directors, as defined; (b) the plan under which the option right is granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee; and (c) under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant.  The certification requirement is not necessary if these other requirements are satisfied.

The 2004 Stock Option Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code and, as a result, we believe that compensation attributable to stock options granted under the 2004 Stock Option Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Internal Revenue Code. If the non-excluded compensation of a covered executive exceeded $1.0 million, however, compensation attributable to other compensation, may not be fully deductible unless the grant or vesting of such other compensation is contingent on the attainment of a performance goal determined by a Compensation and Benefits Committee meeting specified requirements and disclosed to and approved by the shareholders of Peoples Community Bancorp.  The Board of Directors believes that the likelihood of any impact on Peoples Community Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is remote at this time.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete.  Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment.  Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the 2004 Stock Option Plan currently requires any charge against earnings under generally accepted accounting principles.  In October 1995, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 123, “Accounting for Stock-Based Compensation,” which is effective for transactions entered into after December 15, 1995.  This Statement establishes financial accounting and reporting standards for stock-based employee compensation plans.  This Statement defines a fair value method of accounting for an employee stock option or similar equity instrument and encourages all entities to adopt that method of accounting for all of their employee stock compensation plans.  However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, “Accounting for Stock Issued to Employees.”  Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period.  Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock.  Beginning with fiscal 2002, Peoples Community Bancorp elected to record the expense related to the vesting of its stock options in accordance with the provisions of SFAS No. 123.  The fair value of stock option grants are estimated on the date of grant using the modified Black-Scholes options-pricing model.

In December 2002, the FASB issued Statement No. 148, “Accounting for Stock-Based Compensation —Transition and Disclosure, an amendment of FASB Statement No. 123.”  Statement No. 148 amends SFAS No. 123 to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation.  In addition, this Statement amends the disclosure requirements of Statement No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results.

Shareholder Approval.  No options will be granted under the 2004 Stock Option Plan unless the 2004 Stock Option Plan is approved by stockholders.  Stockholder ratification of the 2004 Stock Option Plan will also satisfy The Nasdaq Stock Market® listing and federal tax requirements.

Options to be Granted. The Board of Directors of Peoples Community Bancorp adopted the 2004 Stock Option Plan, and the committee established thereunder intends to meet promptly after approval by shareholders to determine the specific terms of options, including the allocation of options to executive officers, employees and non-employee directors of Peoples Community Bancorp and Peoples Community Bank.  At the present time, no specific determination has been made as to allocation of grants.  The committee is also considering awarding options to certain non-executive officers and employees of Peoples Community Bank.

The Board of Directors recommends that you vote FOR adoption of the 2004 Stock Option Plan.

PROPOSAL TO ADOPT THE 2004 RECOGNITION AND

RETENTION PLAN AND TRUST AGREEMENT

General

The Board of Directors has adopted the 2004 Recognition and Retention Plan and Trust Agreement, the objective of which is to enable Peoples Community Bancorp to provide officers, employees and directors with a proprietary interest in Peoples Community Bancorp and as an incentive to contribute to its success.  In addition, the 2004 Recognition Plan was adopted to provide a broader benefit package to an expanded employee base as a result of our recent and anticipated growth.  Officers, employees and directors of Peoples Community Bancorp and Peoples Community Bank who are selected by the Board of Directors of Peoples Community Bancorp or members of a committee appointed by the Board will be eligible to receive benefits under the 2004 Recognition Plan.  If shareholder approval is obtained, shares will be granted to officers, employees and directors as determined by the committee or the Board of Directors.

Description of the 2004 Recognition Plan

The following description of the 2004 Recognition Plan is a summary of its terms and is qualified in its entirety by reference to the 2004 Recognition Plan, a copy of which is attached hereto as Appendix B.

Administration.  A committee of the Board of Directors of Peoples Community Bancorp will administer the 2004 Recognition Plan, which shall consist of two or more members of the Board, each of whom shall be a non-employee director of Peoples Community Bancorp.  The members of the committee will also serve as initial trustees of the trust established pursuant to the 2004 Recognition Plan.  The trustees will have the responsibility to invest all funds, if any, contributed by Peoples Community Bancorp to the Trust.

The aggregate number of shares available for distribution pursuant to the 2004 Recognition Plan will be 60,000 shares of common stock.  Peoples Community Bancorp currently intends to issue previously unissued shares of common stock to recipients as awards become vested under the 2004 Recognition Plan Trust.  The issuance of new shares by Peoples Community Bancorp would be dilutive to the voting rights of existing shareholders and to Peoples Community Bancorp’s book value per share and earnings per share.

Grants.  Shares of common stock granted pursuant to the 2004 Recognition Plan will be in the form of restricted stock payable over a five-year period at a rate of 20% per year, beginning one year from the anniversary date of the grant.  A recipient will be entitled to all shareholder rights with respect to shares which have been earned and allocated under the 2004 Recognition Plan.

If a recipient terminates employment or service with Peoples Community Bancorp for reasons other than death, disability or retirement, the recipient will forfeit all rights to the allocated shares under restriction.  All shares subject to an award held by a recipient whose employment or service with Peoples Community Bancorp or any subsidiary terminates due to death, disability or retirement shall be deemed earned as of the recipient’s last day of employment or service with Peoples Community Bancorp or any subsidiary and shall be distributed as soon as practicable thereafter.  In the event of a change in control of Peoples Community Bancorp, all shares subject to an award shall be deemed earned as of the effective date of such change in control.

Performance Share Awards.  The 2004 Recognition Plan provides the committee with the ability to condition or restrict the vesting or exercisability of any 2004 Recognition Plan award upon the achievement of performance targets or goals as set forth under the 2004 Recognition Plan.  Any 2004 Recognition Plan award subject to such conditions or restrictions is considered to be a “Performance Share Award.”  Subject to the express provisions of the 2004 Recognition Plan and as discussed in this paragraph, the committee has discretion to determine the terms of any Performance Share Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a “performance period”), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the 2004 Recognition Plan, as may be determined from time to time by the committee.  Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Internal Revenue Code.  Accordingly, the performance criteria upon which Performance Share Awards are granted, issued, retained and/or vested shall be a measure based on one or more Performance Goals (as defined below).  Notwithstanding satisfaction of any Performance Goals, the number of shares granted, issued, retainable and/or vested under a Performance Share Award may be reduced or eliminated, but not increased, by the committee on the basis of such further considerations as the committee in its sole discretion shall determine.

Subject to shareholder approval of the 2004 Recognition Plan, the Performance Goals for any Performance Share Award shall be based upon any one or more of the following performance criteria, either individually, alternatively or any combination, applied to either Peoples Community Bancorp as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as preestablished by the committee under the terms of the Performance Share Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on average equity; return on average assets; assets; stock price; total shareholder return; capital; net interest income; market share; cost control or efficiency ratio; and asset growth.  To the extent the committee considers granting a Performance Share Award, it may engage outside compensation consultants to assist it in establishing such performance-based targets.

Federal Income Tax Consequences.  Pursuant to Section 83 of the Internal Revenue Code, recipients of 2004 Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest and become transferable.  A recipient of a 2004 Recognition Plan award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. Peoples Community Bancorp will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of 2004 Recognition Plan awards in the year in which such amounts are included in income.

Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its covered executives.  Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation.  In order for compensation to qualify for this exception: (a) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (b) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (c) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by shareholders in a separate vote prior to payment; and (d) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied.

The 2004 Recognition Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code and, as a result, we believe that compensation attributable to Performance Share Awards granted under the 2004 Recognition Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Internal Revenue Code.  The Board of Directors believes that the likelihood of any impact on Peoples Community Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is remote at this time.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete.  Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment.  For a discussion of Statement of Financial Accounting Standards No. 123, see “Proposal to Adopt the 2004 Stock Option Plan - Description of the 2004 Stock Option Plan - Accounting Treatment.”  Under the intrinsic value method, Peoples Community Bancorp will recognize a compensation expense as shares of common stock granted pursuant to the 2004 Recognition Plan vest.  The amount of compensation expense recognized for accounting purposes is based upon the average fair market value of the common stock for the year prior to the date of vesting, rather than the fair market value at the date of vesting for tax purposes.  The vesting of plan share awards will have the effect of increasing Peoples Community Bancorp’s compensation expense.

Shareholder Approval.  No awards will be granted under the 2004 Recognition Plan unless the 2004 Recognition Plan is approved by our stockholders.

Shares to be Granted.  The Board of Directors of Peoples Community Bancorp adopted the 2004 Recognition Plan and the committee established thereunder intends to grant shares to executive officers, employees and non-employee directors of Peoples Community Bancorp and Peoples Community Bank.  Although the committee expects to act promptly after receipt of stockholder approval to issue awards under the 2004 Recognition

Plan, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined.

The Board of Directors recommends that you vote FOR adoption of the
2004 Recognition and Retention Plan and Trust Agreement.

RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors of Peoples Community Bancorp has appointed Grant Thornton LLP, independent certified public accountants, to perform the audit of Peoples Community Bancorp’s financial statements for the year ending September 30, 2004, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

Peoples Community Bancorp has been advised by Grant Thornton LLP that neither that firm nor any of its associates has any relationship with Peoples Community Bancorp or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients.  Grant Thornton LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint Grant Thornton LLP as Peoples Community Bancorp’s auditors, Peoples Community Bancorp’s Audit Committee considered whether the provision of services, other than auditing services, by Grant Thornton LLP is compatible with maintaining the auditor’s independence.  The Audit Committee believes that Grant Thornton LLP’s performance of these other services is compatible with maintaining the auditor’s independence.

Audit Fees

The aggregate amount of fees billed by Grant Thornton LLP for its audit of Peoples Community Bancorp’s annual financial statements for fiscal 2003 and 2002 and for its reviews of Peoples Community Bancorp’s unaudited interim financial statements included in the Form 10-Q filed by Peoples Community Bancorp during fiscal 2003 and 2002 were $74,375 and  $88,000, respectively.

Audit Related Fees

The aggregate amounts of audit related fees billed by Grant Thornton LLP for fiscal 2003 and 2002 were $2,790 and $9,960, respectively.  The majority of these services were related to the acquisitions of Kenwood Savings Bank and Market Financial Corporation completed during fiscal 2002 and 2001, respectively, with a lesser amount attributable to the examination of the internal control structure of Peoples Community Bancorp required to be performed in accordance with the requirements of the Federal Deposit Insurance Corporation Improvement Act of 1991.

Tax Fees

No fees were billed by Grant Thornton LLP attributable to tax related services during fiscal 2003 and $9,540 was billed in connection with the preparation of Market Bank’s income tax returns in fiscal 2002 after their acquisition by Peoples Community Bank.

All Other Fees

All fees billed by Grant Thornton LLP for services rendered to Peoples Community Bancorp during fiscal 2003 and 2002 were reported above.

The Board of Directors recommends that you vote FOR the ratification of the appointment of Grant Thornton LLP as independent auditors for the fiscal year ending September 30, 2004.

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the audited financial statements with management.  The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 “Communication with Audit Committees,” as may be modified or supplemented.  The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, Grant Thornton LLP, the independent accountant’s independence.  Based on the review and discussions referred to above in this report, the audit committee recommended to the Board of Directors that the audited financial statements be included in Peoples Community Bancorp’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Paul E. Hasselbring	Nicholas N. Nelson
Donald L. Hawke	James R. Van DeGrift
John L. Buchanan

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at Peoples Community Bancorp’s annual meeting expected to be held in January 2005, must be received by Peoples Community Bancorp no later than September 8, 2004 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act.

Article II, Section 2.15 of the Bylaws of Peoples Community Bancorp provides that in order for a stockholder to make proposals for business to be brought before an annual meeting, a stockholder must deliver notice of such proposals to the secretary of Peoples Community Bancorp not less than 120 days prior to the anniversary date of the mailing of proxy materials in connection with the preceding annual meeting.  The notice with respect to business proposals to be brought before the annual meeting must state the stockholder’s name, address and number of shares of Peoples Community Bancorp common stock held, and briefly discuss the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any interest of the stockholder in the proposal.

ANNUAL REPORTS

A copy of Peoples Community Bancorp’s Annual Report to Stockholders for the year ended September 30, 2003 accompanies this Proxy Statement.  Such 2003 Annual Report is not part of the proxy solicitation materials.

Upon receipt of a written request, Peoples Community Bancorp will furnish to any stockholder without charge a copy of Peoples Community Bancorp’s Annual Report on Form 10-K for fiscal 2003 required to be filed with the Securities and Exchange Commission under the Securities Exchange Act.  Such written requests should be directed to Ms. Teresa O’Quinn, Chief Financial Officer, Peoples Community Bancorp, Inc., P.O. Box 1130, West Chester, Ohio 45071.  The Form 10-K is not part of the proxy solicitation materials.

OTHER MATTERS

Management is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Peoples Community Bancorp.  Peoples Community Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Peoples Community Bancorp’s common stock.  In addition to solicitations by mail, directors, officers and employees of Peoples Community Bancorp may solicit proxies personally or by telephone without additional compensation.

APPENDIX A

PEOPLES COMMUNITY BANCORP, INC.

2004 STOCK OPTION PLAN

ARTICLE I

ESTABLISHMENT OF THE PLAN

Peoples Community Bancorp, Inc. (the “Corporation”) hereby establishes this 2004 Stock Option Plan (the “Plan”) upon the terms and conditions hereinafter stated.

ARTICLE II

PURPOSE OF THE PLAN

The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance.  All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.  Each recipient of an Option hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Option hereunder.

ARTICLE III

DEFINITIONS

The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below.  Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01                        “Bank” means Peoples Community Bank, the wholly owned subsidiary of the Corporation.

3.02                        “Beneficiary” means the person or persons designated by an Optionee to receive any benefits payable under the Plan in the event of such Optionee’s death.  Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.  In the absence of a written designation, the Beneficiary shall be the Optionee’s surviving spouse, if any, or if none, his estate.

3.03                        “Board” means the Board of Directors of the Corporation.

3.04                        “Change in Control of the Corporation” shall mean the occurrence of any of the following:  (i) the acquisition of control of the Corporation as defined in 12 C.F.R. §574.4, or any successor thereto, unless a presumption of control is successfully rebutted or unless the transaction is exempted by 12 C.F.R. §574.3(c)(vii), or any successor thereto; (ii) an event that would be required to be reported in response to either Item 1(a) of Form 8-K or Item 6(e) of Schedule 14A of Regulation 14A pursuant to the Exchange Act, or any successor to such respective items, whether or not any class of securities of the Corporation is registered under the Exchange Act; (iii) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation’s then outstanding securities except for any securities purchased by the Corporation or the Bank; or (iv) during any period of thirty-six consecutive months during the term of an Option, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

3.05                        “Code” means the Internal Revenue Code of 1986, as amended.

3.06                        “Committee” means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, each of whom shall be a Non-Employee Director (i) as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto, and (ii) within the meaning of Section 162(m) of the Code or any successor thereto.

3.07                        “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

3.08                        “Director” means a member of the Board of Directors of the Corporation or a Subsidiary Corporation or any successors thereto, including Non-Employee Directors as well as Officer and Employees serving as Directors.

3.09                        “Disability” means any physical or mental impairment which qualifies an Optionee for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such Optionee for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

3.10                        “Effective Date” means the day upon which the Board adopts this Plan.

3.11                        “Employee” means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.12                        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.13                        “Exercise Price” means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

3.14                        “Fair Market Value” shall be equal to the fair market value per share of the Corporation’s Common Stock on the date an Option is granted.  For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

3.15                        “Incentive Stock Option” means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

3.16                        “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director or a Director Emeritus of the Board of the Corporation and/or any Subsidiary Company, or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director, Advisory Director or Director Emeritus, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.17                        “Non-Qualified Option” means any Option granted under this Plan which is not an Incentive Stock Option.

3.18                        “Officer” means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

3.19                        “OTS” means the Office of Thrift Supervision.

3.20                        “Option” means a right granted under this Plan to purchase Common Stock.

3.21                        “Optionee” means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

3.22                        “Retirement” means a termination of employment which constitutes a “retirement” under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Company, or, if no such plan is applicable, which would constitute “retirement” under the Corporation’s pension benefit plan, if such individual were a participant in that plan.

3.23                        “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

ARTICLE IV

ADMINISTRATION OF THE PLAN

4.01                        Duties of the Committee.  The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02.  The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) address matters regarding the satisfaction of an Optionee’s tax withholding obligation pursuant to Section 12.02 hereof, (ii) to the extent permissible by applicable law and regulation, include arrangements to facilitate the Optionee’s ability to borrow funds for payment of the exercise or purchase price of an Option, if applicable, from securities brokers and dealers, and (iii) subject to any legal or regulatory restrictions or limitations,  include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired.  The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Option shall be final and binding in the absence of action by the Board.

4.02                        Appointment and Operation of the Committee.  The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board.  The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto.  In addition, each member of the Committee shall be an “outside director” within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations.  The Committee shall act by vote or written consent of a majority of its members.  Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs.  It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent.  The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

4.03                        Revocation for Misconduct.  The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary

Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation or Bylaws or the Bank’s Charter and Bylaws or the constituent documents of such other Subsidiary Company on whose board he serves shall terminate as of the effective date of such removal.

4.04                        Limitation on Liability.  Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Options granted under it.  If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

4.05                        Compliance with Law and Regulations.  All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.  The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any Federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.  Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

4.06                        Restrictions on Transfer.  The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Option granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

ARTICLE V

ELIGIBILITY

Options may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee.  Options may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies.  Non-Employee Directors shall be eligible to receive only Non-Qualified Options.

ARTICLE VI

COMMON STOCK COVERED BY THE PLAN

6.01                        Option Shares.  The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article IX, shall be 150,000.  None of such shares shall be the subject of more than one Option at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Options had been previously granted with respect to such shares.

6.02                        Source of Shares.  The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

ARTICLE VII
DETERMINATION OF
OPTIONS, NUMBER OF SHARES, ETC.

The Board or the Committee shall, in its discretion, determine from time to time which Employees or Non-Employee Directors will be granted Options under the Plan, the number of shares of Common Stock subject to each Option, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option.  In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary or other compensation and such other factors as the Board or the Committee shall deem relevant to accomplishing the purposes of the Plan.  The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Options to be granted to him.

ARTICLE VIII

OPTIONS

Each Option granted hereunder shall be on the following terms and conditions:

8.01                        Stock Option Agreement.  The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan.  Each Optionee shall receive a copy of his executed Stock Option Agreement.

8.02                        Option Exercise Price.

(a)                                  Incentive Stock Options.  The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b).

(b)                                  Non-Qualified Options.  The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

8.03                        Vesting and Exercise of Options.

(a)                                  General Rules.  Incentive Stock Options and Non-Qualified Options granted hereunder shall become vested and exercisable at the rate of 20% per year over five years, commencing one year from the date of grant and an additional 20% shall vest on each successive anniversary of the date the Option was granted, and the right to exercise shall be cumulative.  Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Employee’s employment or service as a Non-Employee Director with the Corporation or any of the Subsidiary Companies is terminated.  In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and deemed vested on the final date of vesting.

(b)                                  Accelerated Vesting.  Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a

Non-Employee Director because of his death, Disability or Retirement.  All Options hereunder shall become immediately vested and exercisable in full on the date of a Change in Control.

8.04                        Duration of Options.

(a)                                  General Rule.  Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to Employees shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Optionee ceases to be employed by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise to a period not exceeding five (5) years.  In the event an Incentive Stock Option is not exercised within 90 days of the effective date of termination of Optionee’s status as an Employee, the tax treatment accorded Incentive Stock Options by the Code may not be available.  In addition, the accelerated vesting of Incentive Stock Options provided by Section 8.03(b) may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options.

Except as provided in Section 8.04(b), each Option or portion thereof granted to a Non-Employee Director shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) one (1) year after the date on which the Non-Employee Director ceases to serve as a director of the Corporation and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of service to a period not exceeding five (5) years.

(b)                                  Exception for Termination Due to Disability, Retirement, Change in Control or Death. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a director with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options.

Subject to the provisions of Article IX hereof, unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term of the Option from the date of grant.

If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

8.05                        Nonassignability.  Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee’s lifetime shall be exercisable only by such Optionee or the Optionee’s guardian or legal representative.  Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his immediate family or to a duly established trust for the benefit of one or more of these individuals.  For purposes hereof, “immediate family” includes but is not necessarily limited to, the Participant’s spouse, children (including step children), parents, grandchildren and great grandchildren.  Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05.  Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

8.06                        Manner of Exercise.  Options may be exercised in part or in whole and at one time or from time to time.  The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

8.07                        Payment for Shares.  Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option.  All shares sold under the Plan shall be fully paid and nonassessable.  Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the previous exercise of an Option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.  With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof more than six months prior to the exercise date of the Option (or one year in the case of previously exercised Incentive Stock Options).

8.08                        Voting and Dividend Rights.  No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation’s shareholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

8.09                        Additional Terms Applicable to Incentive Stock Options.  All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

(a)                                  Amount Limitation.  Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

(b)                                  Limitation on Ten Percent Stockholders.  The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

(c)                                  Notice of Disposition; Withholding; Escrow.  An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of.  The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of Federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose.  The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

ARTICLE IX

ADJUSTMENTS FOR CAPITAL CHANGES

The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Option relates, the maximum number of shares that can be covered by Options to each Employee, each Non-Employee Director and Non-Employee Directors as a group and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.  If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Option shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionee would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options.  Notwithstanding any provision to the contrary herein, the term of any Option granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Options set forth in a definitive agreement with respect to any of the aforementioned transactions entered into by the Corporation to the extent any such Option remains outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement. In addition, notwithstanding any provision to the contrary, the exercise price of shares subject to outstanding Options may be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, providing that the adjustment to the per share exercise price shall satisfy the criteria set forth in Emerging Issues Task Force 90-9 (or any successor thereto) so that the adjustments do not result in compensation expense, and provided further that if such adjustment with respect to Incentive Stock Options would be treated as a modification of the outstanding Incentive Stock Options with the effect that, for purposes of Sections 422 and 425(h) of the Code, and the rules and regulations promulgated thereunder, new Incentive Stock Options would be deemed to be granted, then no adjustment to the per share exercise price of outstanding stock options shall be made.

ARTICLE X

AMENDMENT AND TERMINATION OF THE PLAN

The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Options have not been granted, subject to regulations of the OTS and any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements.  The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted or awarded under this Plan except as provided by Article IX hereof or except as specifically authorized herein.

Notwithstanding anything to the contrary herein, in no event shall the Board of Directors without shareholder approval amend the Plan or shall the Board of Directors or the Committee amend an Option in any manner that effectively allows the repricing of any Option previously granted under the Plan either through a reduction in the Exercise Price or through the cancellation and regrant of a new Option in exchange for the cancelled Option (except as permitted pursuant to Article IX in connection with a change in the Company’s capitalization).

ARTICLE XI

EMPLOYMENT RIGHTS

Neither the Plan nor the grant of any Options hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.

ARTICLE XII

WITHHOLDING

12.01                 Tax Withholding.  The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option.  The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

12.02                 Methods of Tax Withholding.  The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee’s tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Option and/or by the Optionee’s delivery of previously owned shares of Common Stock or other property.

ARTICLE XIII

DEFERRED PAYMENTS

13.01                 Deferral of Options. Notwithstanding any other provision of this Plan, an Optionee may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer the delivery of the proceeds of the exercise of any Non-Qualified Option not transferred under the provisions of Section 8.05.

13.02                 Timing of Election.  The election to defer the delivery of the proceeds from any eligible Non-Qualified Option must be made at least six (6) months prior to the date such Option is exercised or at such other time as the Committee may specify. Deferrals of eligible Non-Qualified Options shall only be allowed for exercises of Options that occur while the Optionee is in active service with the Corporation or one of its Subsidiary Companies. Any election to defer the proceeds from an eligible Non-Qualified Option shall be irrevocable as long as the Optionee remains an Employee and/or a Non-Employee Director of the Corporation or one of its Subsidiary Companies.

13.03                 Stock Option Deferral.  The deferral of the proceeds of Non-Qualified Options may be elected by an Optionee subject to the rules and regulations established by the Committee.

13.04                 Accelerated Distributions.  The Committee may, at its sole discretion, allow for the early payment of a Participant’s deferred Option account in the event of an “unforeseeable emergency” or in the event of the death or Disability of the Optionee. An “unforeseeable emergency” means an unanticipated emergency caused by an event beyond the control of the Optionee that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision shall be consistent with the Code and the regulations promulgated thereunder.

13.05                 Assignability.  No rights to deferred Option accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that an Optionee may designate a beneficiary pursuant to any rules established by the Committee.

13.06                 Unfunded Status.  No Optionee or other person shall have any interest in any fund or in any specific asset of the Corporation or any of its Subsidiary Companies by reason of any amount credited pursuant to the provisions hereof. Any amounts payable pursuant to the provisions hereof shall be paid from the general assets of the Corporation or one of its Subsidiary Companies and no Optionee or other person shall have any rights to such assets beyond the rights afforded general creditors of the Corporation or one of its Subsidiary Companies. However, the Corporation or one of its Subsidiary Companies shall have the right to establish a reserve or trust or make any investment for the purpose of satisfying the obligations created under this Article XIII of the Plan; provided, however, that no Optionee or other person shall have any interest in such reserve, trust or investment.

ARTICLE XIV

EFFECTIVE DATE OF THE PLAN; TERM

14.01                 Effective Date of the Plan.  This Plan shall become effective on the Effective Date, and Options may be granted hereunder no earlier than the date this Plan is approved by shareholders and no later than the termination of the Plan, provided this Plan is approved by shareholders of the Corporation pursuant to Article XV hereof.

14.02                 Term of Plan.  Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date.  Termination of the Plan shall not affect any Options previously granted and such Options shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms or the terms hereof expire or are forfeited.

ARTICLE XV

STOCKHOLDER APPROVAL

The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, (ii) Section 162(m) of the Code and regulations thereunder, and (iii) the Nasdaq Stock Market for continued quotation of the Common Stock on the Nasdaq National Market.

ARTICLE XVI

MISCELLANEOUS

16.01                 Governing Law.  To the extent not governed by Federal law, this Plan shall be construed under the laws of the State of Ohio.

APPENDIX B

PEOPLES COMMUNITY BANCORP, INC.
2004 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

ARTICLE I
ESTABLISHMENT OF THE PLAN AND TRUST

1.01                        Peoples Community Bancorp, Inc. (the “Corporation”) hereby establishes the 2004 Recognition and Retention Plan (the “Plan”) and Trust (the “Trust”) upon the terms and conditions hereinafter stated in this 2004 Recognition and Retention Plan and Trust Agreement (the “Agreement”).

1.02                        The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

ARTICLE II

PURPOSE OF THE PLAN

The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future.  Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

ARTICLE III

DEFINITIONS

The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below.  Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01                        “Bank” means Peoples Community Bank, the wholly owned subsidiary of the Corporation.

3.02                        “Beneficiary” means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient’s death.  Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.  In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or if none, his estate.

3.03                        “Board” means the Board of Directors of the Corporation.

3.04                        “Change in Control of the Corporation” shall mean the occurrence of any of the following:  (i) the acquisition of control of the Corporation as defined in 12 C.F.R. §574.4, or any successor thereto, unless a presumption of control is successfully rebutted or unless the transaction is exempted by 12 C.F.R. §574.3(c)(vii), or any successor thereto; (ii) an event that would be required to be reported in response to either Item 1(a) of Form 8-K or Item 6(e) of Schedule 14A of Regulation 14A pursuant to the Exchange Act or any successor to such respective items, whether or not any class of securities of the Corporation is registered under the Exchange Act; (iii) any “person”  (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation’s then outstanding securities except for any securities purchased by the Corporation or the Bank; or (iv) during any period of thirty-six consecutive months during the term of a Plan Share Award, individuals who at the beginning of such period constitute the Board of

Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

3.05                        “Code” means the Internal Revenue Code of 1986, as amended.

3.06                        “Committee” means the committee appointed by the Board pursuant to Article IV hereof.

3.07                        “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

3.08                        “Director” means a member of the Board of Directors of the Corporation or a Subsidiary Corporation or any successors thereto, including Non-Employee Directors as well as Officer and Employees serving as Directors.

3.09                        “Disability” means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company or, if no such plan applies, which would qualify such individual for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

3.10                        “Effective Date” means the day upon which the Board adopts this Plan.

3.11                        “Employee” means any person who is employed by the Corporation or a Subsidiary Company or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.12                        “Employer Group” means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.13                        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.14                        “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director or a Director Emeritus of the Board of the Corporation and/or any Subsidiary Company or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director, Advisory Director or Director Emeritus, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.15                        “Officer” means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

3.16                        “Performance Share Award” means a Plan Share Award granted to a Recipient pursuant to Section 7.05 of the Plan.

3.17                        “Performance Goal” means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable.  The establishment of Performance Goals are intended to make the applicable Performance Share Awards “performance-based” compensation within the meaning of Section 162(m) of the Code, and the Performance Goals shall be based on one or more of the following criteria:

(i)                                     net income, as adjusted for non-recurring items;

(ii)                                  cash earnings;

(iii)                               earnings per share;

(iv)                              cash earnings per share;

(v)                                 return on average equity;

(vi)                              return on average assets;

(vii)                           assets;

(viii)                        stock price;

(ix)                                total stockholder return;

(x)                                   capital;

(xi)                                net interest income;

(xii)                             market share;

(xiii)                          cost control or efficiency ratio; and

(xiv)                         asset growth.

3.18                        “Plan Shares” or “Shares” means shares of Common Stock which may be distributed to a Recipient pursuant to the Plan.

3.19                        “Plan Share Award” or “Award” means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII hereof, and includes Performance Share Awards.

3.20                        “Recipient” means an Employee or Non-Employee Director or former Employee or Non-Employee Director who receives a Plan Share Award or Performance Share Award under the Plan.

3.21                        “Retirement” means a termination of employment which constitutes a “retirement” under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Company, or, if no such plan is applicable, which would constitute “retirement” under the Corporation’s pension benefit plan, if such individual were a participant in that plan.

3.22                        “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

3.23                        “Trustee” means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

ARTICLE IV

ADMINISTRATION OF THE PLAN

4.01                        Duties of the Committee.  The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act.  In addition, each member of the Committee shall be an “outside director” within the meaning of Section 162(m) of the Code and the regulations thereunder at such times as is required under such regulations.  The Committee shall have all of the powers allocated to it in this and other Sections of the Plan.  The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board.  The Committee shall act by vote or written consent of a majority of its members.  Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs.  The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

4.02                        Role of the Board.  The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board.  The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

4.03                        Revocation for Misconduct.  Notwithstanding anything to the contrary herein, the Board or the Committee may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  Unvested Plan Share Awards to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation or Bylaws or the Bank’s Charter and Bylaws or the constituent documents of such other Subsidiary Company on whose board he serves shall terminate as of the effective date of such removal.

4.04                        Limitation on Liability.  No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it.  If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

4.05                        Compliance with Laws and Regulations.  All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or shareholders as may be required.  The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any Federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

4.06                        Restrictions on Transfer.  The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

ARTICLE V

CONTRIBUTIONS

5.01                        Amount and Timing of Contributions.  The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiary Companies to the Trust established under this Plan.  Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution.  No contributions by Employees or Non-Employee Directors shall be permitted.

5.02                        Investment of Trust Assets; Number of Plan Shares.  Subject to Section 8.02 hereof, the Trustee shall invest all of the Trust’s assets primarily in Common Stock.  The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 60,000 shares of Common Stock, subject to adjustment as provided in Section 10.01.  The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

ARTICLE VI

ELIGIBILITY; ALLOCATIONS

6.01                        Awards.  Plan Share Awards and Performance Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee.  In selecting those Employees to whom Plan Share Awards and/or Performance Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary or other compensation and such other factors as deemed relevant to accomplishing the purposes of the Plan.  The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards and/or Performance Share Awards to be granted to him.

6.02                        Form of Allocation.  As promptly as practicable after an allocation pursuant to Section 6.01 that a Plan Share Award or a Performance Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient.  The Board or the Committee shall maintain records as to all grants of Plan Share Awards or Performance Share Awards under the Plan.

6.03                        Allocations Not Required to any Specific Employee or Non-Employee Director.  No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Board or the Committee.

ARTICLE VII

EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

7.01                        Earning Plan Shares; Forfeitures.

(a)                                  General Rules.  Subject to the terms hereof, Plan Share Awards granted shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award. If the employment of an Employee or service as a Non-Employee Director is terminated prior to the fifth (5th) annual anniversary of the date of grant of a Plan Share Award for any reason (except as specifically provided in subsections (b) and (c) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned.  In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares.  No fractional shares shall be distributed pursuant to this Plan.

(b)                                 Exception for Terminations Due to Death, Disability, Retirement or Change in Control.  Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company or service as a Non-Employee Director terminates due to death,  Disability or Retirement shall be deemed earned as of the Recipient’s last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director of at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter.  Furthermore, notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed earned as of the effective date of a Change in Control.

(c)                                  Revocation for Misconduct.  Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award or Performance Share Award or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation or any Subsidiary Company for cause (as hereinafter defined).  Termination for cause shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  Plan Share Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation and Bylaws or the Bank’s Charter and Bylaws shall terminate as of the effective date of such removal.

7.02                        Distribution of Dividends.  Any cash dividends (including special large and nonrecurring dividends and including any that has the effect of a return of capital to the Corporation’s shareholders) or stock dividends declared in respect of each unvested Plan Share Award (excluding any unearned Performance Share Awards) then held by the Trust will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Trust’s receipt thereof to the Recipient on whose behalf such Plan Share is then held by the Trust.  Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Performance Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Performance Share Award is then held by the Trust, and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Performance Share Awards become earned.

7.03                        Distribution of Plan Shares.

(a)                                  Timing of Distributions:  General Rule.  Subject to the provisions of Section 7.05 hereof, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

(b)                                 Form of Distributions.  All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock.  One share of Common Stock shall be given for each Plan Share earned and distributable.  Payments representing cash dividends shall be made in cash.

(c)                                  Withholding.  The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares.  The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

(d)                                 Restrictions on Selling of Plan Shares.  Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan.  Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

7.04                        Voting of Plan Shares.  After a Plan Share Award (other than a Performance Share Award) has been made relating to shares of Common Stock held by the Trust, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose.  All shares of Common Stock held by the Trust which have not been awarded under a Plan Share Award and shares of Common Stock held by the Trust subject to Performance Share Awards which have not yet vested and shares of Common Stock held by the Trust which have been awarded as to which Recipients have not directed the voting shall be voted by the Trustee in its discretion.

7.05                        Performance Awards

(a)                                  Designation of Performance Share Awards.  The Committee may determine to make any Plan Share Award a Performance Share Award by making such Plan Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals.  Each Performance Share Award shall be evidenced by a written agreement (“Award Agreement”), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award.  Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code, or any successor thereto and with OTS Regulatory Bulletin 27a and Thrift Activities Handbook Section 310, or any successors thereto.

(b)                                 Timing of Grants.  Any Performance Share Award shall be made not later than 90 days after the start of the period for which the Performance Share Award relates and shall be made prior to the completion of 25% of such period.  All determinations regarding the achievement of any Performance Goals will be made by the Committee.  The Committee may not increase during a year the amount of a Performance Share Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Award Agreement.

(c)                                  Restrictions on Grants.  Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

(d)                                 Rights of Recipients.  Notwithstanding anything to the contrary herein, a Participant who receives a Performance Share Award payable in Common Stock shall have no rights as a shareholder until the Common Stock is issued pursuant to the terms of the Award Agreement.

(e)                                  Nontransferable.  Plan Share Awards and Performance Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.02.  No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

(f)                                    Distribution.  No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

ARTICLE VIII

TRUST

8.01                        Trust.  The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

8.02                        Management of Trust.  It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust.  In performing their duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a)                                  To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries.  The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

(b)                                 To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

(c)                                  To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

(d)                                 To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(e)                                  To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

(f)                                    To employ brokers, agents, custodians, consultants and accountants.

(g)                                 To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

(h)                                 To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

8.03                        Records and Accounts.  The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

8.04                        Expenses.  All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

8.05                        Indemnification.  Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

ARTICLE IX

DEFERRED PAYMENTS

9.01                        Deferral of Plan Shares.  Notwithstanding any other provision of this Plan, any Recipient may elect, with the approval of the Committee and consistent with any rules and regulations established by the Board, to defer the receipt of Plan Shares granted hereunder.

9.02                        Timing of Election.  The election to defer the delivery of any Plan Shares must be made no later than the last day of the calendar year preceding the calendar year in which the Recipient would otherwise have an unrestricted right to receive such Shares.  Deferrals of eligible Plan Shares shall only be allowed for Plan Share Awards for which all applicable restrictions lapse while the Recipient is in active service with the Corporation or one of the Subsidiary Companies. Any election to defer the proceeds from an eligible Plan Share Award shall be irrevocable as long as the Recipient remains an Employee or a Non-Employee Director.

9.03                        Share Award Deferral.  The deferral of Plan Share Awards may be elected by a Recipient subject to the rules and regulations established by the Committee.  Any shares covered by such deferred Plan Share Awards may be transferred from this Plan to any trust created by the Bank.

9.04                        Accelerated Distributions.  The Committee may, at its sole discretion, allow for the early payment of a Participant’s deferred Plan Share Award account in the event of an “unforeseeable emergency” or in the event of the death or Disability of the Recipient. An “unforeseeable emergency” means an unanticipated emergency caused by an event beyond the control of the Recipient that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision shall be consistent with the Code and the regulations promulgated thereunder.

9.05                        Assignability.  No rights to deferred Recipient accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that a Recipient may designate a beneficiary pursuant to any rules established by the Committee.

9.06                        Unfunded Status.  No Recipient or other person shall have any interest in any fund or in any specific asset of the Corporation or any of its Subsidiary Companies by reason of any amount credited pursuant to the provisions hereof. Any amounts payable pursuant to the provisions hereof shall be paid from the general assets of the Corporation or one of its Subsidiary Companies and no Recipient or other person shall have any rights to such assets beyond the rights afforded general creditors of the Corporation or one of its Subsidiary Companies. However, the Corporation or one of its Subsidiary Companies shall have the right to establish a reserve or trust or make any investment for the purpose of satisfying the obligations created under this Article IX of the Plan; provided, however, that no Recipient or other person shall have any interest in such reserve, trust or investment.

ARTICLE X

MISCELLANEOUS

10.01                 Adjustments for Capital Changes.  The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any unvested Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.  If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, each Recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

10.02                 Amendment and Termination of Plan.  The Board may, by resolution, at any time amend or terminate the Plan, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements.  The Board may not, without the consent of the Recipient, alter or impair his Plan Share Award except as specifically authorized herein.  Upon termination of the Plan, the Recipient’s Plan Share Awards shall be distributed to the Recipient regardless of whether or not such Plan Share Award had otherwise been earned under the service requirements set forth in Article VII. Notwithstanding any other provision of the Plan, this Plan may not be terminated until such time as all Plan Shares held by the Trust have been awarded to Plan Recipients and shall be deemed to be earned prior to the time of termination.

10.03                 Employment or Service Rights.  Neither the Plan nor any grant of a Plan Share Award, Performance Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

10.04                 Voting and Dividend Rights.  No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award or Performance Share Award, except as expressly provided in Sections 7.02, 7.04 and 7.05 above, prior to the time said Plan Shares are actually earned and distributed to him.

10.05                 Governing Law.  To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Ohio.

10.06                 Effective Date.  This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the shareholders of the Corporation and prior to the termination of the Plan.  Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan is subject to the approval of the Corporation’s shareholders.

10.07                 Term of Plan.  This Plan shall remain in effect until the earlier of (i) ten (10) years from the Effective Date, (ii) termination by the Board, or (iii) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

10.08                 Tax Status of Trust.  It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 23rd day of December 2003.

PEOPLES COMMUNITY BANCORP, INC.		TRUSTEES:

By:	/s/ Jerry D. Williams	/s/ Paul E. Hasselbring
	Jerry D. Williams	Paul E. Hasselbring
President and Chief Executive Officer

/s/ Donald L. Hawke
Donald L. Hawke

/s/ Nicholas N. Nelson
Nicholas N. Nelson

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY

PEOPLES COMMUNITY BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PEOPLES COMMUNITY BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 4, 2004 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Peoples Community Bancorp, Inc., or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Peoples Community Bancorp held of record by the undersigned on December 24, 2003, at the Annual Meeting of Stockholders to be held at the Sharonville Convention Center, located at 11355 Chester Road, Cincinnati, Ohio 45246 on Wednesday, February 4, 2004, at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.                                       The election as directors of all nominees listed

(except as marked to the contrary below):

☐ FOR	☐ WITHHOLD	☐ FOR ALL EXCEPT

Nominees for three-year terms expiring in 2007: Paul E. Hasselbring and John E. Rathkamp.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.                                       PROPOSAL to adopt the 2004 Stock Option Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.                                       PROPOSAL to adopt the 2004 Recognition and Retention Plan and Trust Agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.                                       PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Grant Thornton LLP as Peoples Community Bancorp’s independent auditors for the year ending September 30, 2004.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.                                       In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote “FOR” all of the nominees listed above and “FOR” proposals 2, 3 and 4.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.  THE SHARES OF PEOPLES COMMUNITY BANCORP’S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES TO THE BOARD OF DIRECTORS, FOR THE 2004 STOCK OPTION PLAN, FOR THE 2004 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT AND FOR RATIFICATION OF PEOPLES COMMUNITY BANCORP’S INDEPENDENT AUDITORS,  AND OTHERWISE AT THE DISCRETION OF THE PROXIES.  YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

Please be sure to sign and date this Proxy in the box below.	Date

Stockholder sign above	Co-holder (if any) sign above

Detach above card, mark, sign, date and return using the enclosed envelope.

PEOPLES COMMUNITY BANCORP, INC.

The abovesigned hereby acknowledges receipt from Peoples Community Bancorp, prior to the signing of this Proxy, of the Notice of Annual Meeting of Stockholders, the Proxy Statement and Peoples Community Bancorp’s 2003 Annual Report to Stockholders.

Please sign this proxy exactly as your names(s) appear(s) on this proxy.  When signing in a representative capacity, please give title.  When shares are held jointly, only one holder need sign.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPLTY USING THE
ENCLOSED ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

ESOP VOTING INSTRUCTION BALLOT

PEOPLES COMMUNITY BANCORP, INC.

The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan (“ESOP”) of Peoples Community Bank to vote, as designated below, all the shares of common stock of Peoples Community Bancorp, Inc. allocated to my accounts pursuant to the ESOP as of December 24, 2003 at the Annual Meeting of Shareholders to be held at the Sharonville Convention Center, located at 11355 Chester Road, Cincinnati, Ohio 45246 on Wednesday, February 4, 2004, at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.                                       THE ELECTION AS DIRECTORS OF ALL NOMINEES LISTED (except as marked to the contrary below).

☐ FOR	☐ WITHHOLD	☐ FOR ALL EXCEPT

Nominees for three-year terms expiring in 2007: Paul E. Hasselbring and John E. Rathkamp.

Instruction: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.                                       PROPOSAL to adopt the 2004 Stock Option Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.                                       PROPOSAL to adopt the 2004 Recognition and Retention Plan and Trust Agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.                                       PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Grant Thornton LLP as Peoples Community Bancorp’s independent auditors for the year ending September 30, 2004.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.                                       In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

Peoples Community Bancorp’s Board of Directors recommends a vote FOR the Board’s nominees for director, FOR the 2004 Stock Option Plan, FOR the 2004 Recognition and Retention Plan and Trust Agreement and FOR Proposal 4.  Such votes are hereby solicited by Peoples Community Bancorp’s Board of Directors.

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors’ nominees for director and for Proposals 2, 3 and 4.  If you do not return this card, your shares will be voted by the Trustees in the same proportion as all allocated shares under the ESOP are voted.

Please be sure to sign and date this card in the box below.

Stockholder sign above	Print name above	Date

Detach above card, mark, sign, date and return to the administrator of the ESOP.

PEOPLES COMMUNITY BANCORP, INC.

PLEASE MARK, SIGN, DATE AND RETURN

ESOP VOTING INSTRUCTION BALLOT PROMPTLY.

[Peoples Community Bancorp Letterhead]

January 5, 2004

To:                              Participants in Peoples Community Bank’s Employee Stock Ownership Plan

As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Peoples Community Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Peoples Community Bancorp allocated to your accounts pursuant to the Employee Stock Ownership Plan (“ESOP”) will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the shares in your account.  After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the administrator of the ESOP.  The Plan Administrator will certify the totals to the ESOP Trustees for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Peoples Community Bancorp. If your voting instructions for the ESOP are not received, the shares allocated to your accounts will be voted in the same proportion as all allocated shares under the ESOP are voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you under the ESOP.  If you also own shares of Company common stock outside of the ESOP, you have already received other voting material for those shares owned by you individually and not under the ESOP.  Please return all your voting material so that all your shares may be voted.

Sincerely,

/s/ Jerry D. Williams
Jerry D. Williams
President and Chief Executive Officer